UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 3, 2005

Parallel Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-13305	75-1971716

(Commission file number)	(IRS employer identification number)

1004 N. Big Spring, Suite 400, Midland, Texas	79701

(Address of principal executive offices)	(Zip code)

(432) 684-3727

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement
Opinion and Consent of Lynch, Chappell & Alsup
Consent of Cawley, Gillespie & Associates, Inc.

Item 1.01. Entry into a Material Definitive Agreement

On February 3, 2005, Parallel Petroleum Corporation (“Parallel”) entered into an Underwriting Agreement with Jefferies & Company, Inc. and Sterne, Agee & Leach, Inc. (the “Underwriting Agreement”), with respect to the issue and sale by Parallel of 5,000,000 shares of common stock, par value $0.01 per share.

The Underwriting Agreement provides for the sale of 5,000,000 shares of common stock (plus an option exercisable by the underwriters for an additional 750,000 shares of common stock to cover over-allotments) at a per share price to the underwriters of $4.9538, and an initial per share public offering price by the underwriters of $5.27.

The offering is being made pursuant to an existing and effective shelf registration statement filed on Form S-3 (File No. 333-119725) with the Securities and Exchange Commission, as supplemented by the Prospectus Supplement dated February 3, 2005 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The Underwriting Agreement is being filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 8.01. Other Events

The opinion of Lynch, Chappell & Alsup, P.C. regarding the validity of the common stock issued pursuant to the offering of shares of common stock described in Item 1.01 is filed as Exhibit 5.1 hereto.

Attached as Exhibit 23.1 is the consent of Cawley, Gillespie & Associates, Inc. to the inclusion of information from its report dated January 27, 2005 on the evaluation of the oil and gas reserves attributable to the interests of Parallel in certain oil and gas properties for the year ended December 31, 2004 into Parallel’s registration statement on Form S-3 (Registration No. 333-119725) and the prospectus supplement forming a part of such registration statement.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated February 3, 2005.

5.1	Opinion of Lynch, Chappell & Alsup, P.C. dated February 3, 2005.

23.1	Consent of Cawley, Gillespie & Associates, Inc. dated February 3, 2005.

23.2	Consent of Lynch, Chappell & Alsup, P.C. (included in its opinion filed as Exhibit 5.1).

* * * * *

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2005	PARALLEL PETROLEUM CORPORATION
	By:	/s/ Larry C. Oldham
Larry C. Oldham, President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated February 3, 2005.

5.1	Opinion of Lynch, Chappell & Alsup dated February 3, 2005.

23.1	Consent of Cawley, Gillespie & Associates, Inc. dated February 3, 2005.

23.2	Consent of Lynch, Chappell & Alsup, P.C. (included in its opinion filed as Exhibit 5.1).